Exhibit 10.1
Execution Copy
SECOND AMENDMENT TO
ABL CREDIT AGREEMENT
This SECOND AMENDMENT TO ABL CREDIT AGREEMENT (this “Amendment”) is dated as of August 17, 2010 and entered into by and among Mobile Mini, Inc., a Delaware corporation (the “US Company”), each of the other undersigned US Borrowers (collectively with the US Company, the “US Borrowers”, and each, a “US Borrower”), Ravenstock MSG Limited, a limited liability company incorporated in England and Wales (the “UK Company”), Mobile Mini UK Limited, a corporation incorporated in England and Wales (“Mobile Mini UK” and together with UK Company, the “UK Borrowers”, and each, a “UK Borrower” and, together with US Borrowers, collectively, the “Borrowers”, and each, a “Borrower”), each Lender party thereto (collectively, the “Lenders”), Deutsche Bank AG New York Branch, as Administrative Agent, and each of the undersigned Guarantors.
RECITALS
Whereas, the US Company, the other Credit Parties, the Lenders, and the Administrative Agent have entered into that certain ABL Credit Agreement dated as of June 27, 2008 (as amended by that certain First Amendment to ABL Credit Agreement, dated as of August 31, 2008, the “Credit Agreement”; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement);
Whereas, the US Company has requested the ability to seek to refinance the Mobile Mini Senior Notes and/or the Mobile Storage Senior Notes (the “Senior Notes Refinancing”) in the future;
Whereas, the US Company has requested that the Lenders party hereto (the “Required Lenders”) agree, subject to the conditions and terms of this Amendment, to the amendments and waivers as further set forth herein, to enable the US Company and the other Credit Parties to consummate a future Senior Notes Refinancing;
Whereas, the US Company, the other Credit Parties and the Required Lenders intend this Amendment to be an amendment of the Credit Agreement and is not intended to be a novation of the Obligations;
Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the US Company, the other Credit Parties, the Required Lenders, and the Administrative Agent agree as follows:
1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the US Company set forth in this Amendment, the Credit Agreement is hereby amended as follows:
1.1 Amendment to Section 1.01. Section 1.01 is amended by adding the following definitions in appropriate alphabetical order:
“Permitted Senior Notes Refinancing” means, in respect of any one or more series of Senior Notes being extended, renewed or refinanced, any Indebtedness that extends, renews or refinances such Senior Notes (or any Permitted Senior Notes Refinancing in respect thereof); provided that:

(i) the maturity of such Permitted Senior Notes Refinancing shall not be earlier, and the weighted average life to maturity of such Permitted Senior Notes Refinancing shall not be shorter, than the maturity date or the remaining weighted average life to maturity of such Senior Notes being extended, renewed or refinanced;
(ii) such Permitted Senior Notes Refinancing shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon the occurrence of an event of default, a sale of assets or a change in control or as and to the extent such repayment, prepayment, redemption, repurchase or defeasance would have been required pursuant to the terms of any Senior Notes outstanding immediately prior to the incurrence of any such Permitted Senior Notes Refinancing) prior to the maturity of such Senior Notes being extended, renewed or refinanced;
(iii) such Permitted Senior Notes Refinancing shall not constitute an obligation (including pursuant to a guarantee) of any Subsidiary that shall not have been (or, in the case of after-acquired Subsidiaries, shall not have been required to become) an obligor in respect of any Senior Notes outstanding immediately prior to the incurrence of any such Permitted Senior Notes Refinancing, and shall not constitute an obligation of any holding company of US Company if such Person shall not have been an obligor in respect of any Senior Notes outstanding immediately prior to the incurrence of any such Permitted Senior Notes Refinancing, and, in each case, shall constitute an obligation of such Subsidiary or of any holding company of US Company only to the extent of their obligations in respect of any Senior Notes outstanding immediately prior to the incurrence of any such Permitted Senior Notes Refinancing;
(iv) such Permitted Senior Notes Refinancing shall not be secured by any Lien on any asset;
(v) the covenants and events of default set forth in such Permitted Senior Notes Refinancing shall be, individually and in the aggregate, no more restrictive than those contained herein (it being understood and agreed that the covenants and events of default set forth in the Senior Notes as of the Effective Date satisfy such requirement); and
(vi) such Permitted Senior Notes Refinancing shall not include any financial covenants.

“Permitted Senior Notes Refinancing Indenture” shall mean any one or more indentures, dated the date any Permitted Senior Notes Refinancing is incurred, by and among US Company, as issuer, any guarantors party thereto, and the trustee party thereto, relating to the Permitted Senior Notes Refinancing incurred thereunder in accordance with Section 10.05(f) hereof, as modified, supplemented, amended or restated (including any amendment and restatement thereof) in accordance with Section 10.15(a).
“Refinancing Notes” shall mean the notes evidencing any Permitted Senior Notes Refinancing incurred in accordance with Section 10.05(f) hereof, as modified, supplemented, amended or restated (including any amendment and restatement thereof) in accordance with Section 10.15(a).
“Second Amendment” means that certain Second Amendment to ABL Credit Agreement dated as of August [_____], 2010 among the Borrowers, the Guarantors, the Administrative Agent and the Required Lenders.
“Second Amendment Effective Date” means the date of satisfaction of the conditions referred to in Section 3 of the Second Amendment.
1.2 Amendment to Section 1.01. Section 1.01 is amended by deleting the following defined terms and adding the replacement definitions in their place in the appropriate alphabetical order:
“Mobile Mini Indenture” shall mean the Indenture, dated May 7, 2007 by and among US Company, as issuer, any guarantors party thereto, and the Law Debenture Trust Company of New York, as trustee, relating to the 6 7/8% Senior Notes due 2015, as modified, supplemented, amended or restated (including any amendment and restatement thereof) in accordance with Section 10.15(a).
“Mobile Mini Senior Notes” shall mean US Company’s senior unsecured notes in the aggregate principal amount of $150,000,000 due 2015 issued pursuant to the Mobile Mini Indenture, and on terms and conditions satisfactory to the Lenders, as modified, supplemented, amended or restated (including any amendment and restatement thereof) in accordance with Section 10.15(a).
“Mobile Storage Indenture” shall mean the Indenture, dated August 1, 2006 by and among Mobile Services Group, Inc. and Mobile Storage Group, Inc. as issuers, the subsidiary guarantors named therein, and Wells Fargo Bank, N.A. as trustee, relating to the 9 3/4% Senior Notes due 2014, as modified, supplemented, amended or restated (including any amendment and restatement thereof) in accordance with Section 10.15(a).
“Mobile Storage Senior Notes” shall mean Mobile Services Group, Inc.’s and Mobile Storage Group, Inc.’s senior unsecured notes in the aggregate principal amount of $200,000,000 due 2014 issued pursuant to the Mobile Storage Indenture, as modified, supplemented, amended or restated (including any amendment and restatement thereof) in accordance with Section 10.15(a).
“Senior Notes” means the Mobile Mini Senior Notes, the Mobile Storage Senior Notes and the Refinancing Notes.

“Senior Note Documents” shall mean collectively, (a) the Mobile Mini Indenture, the Mobile Storage Indenture, the Mobile Mini Senior Notes, the Mobile Storage Senior Notes and all other agreements, instruments, and documents delivered by US Company or any of its Subsidiaries in connection therewith; and (b) if and to the extent any Permitted Senior Notes Refinancing thereof is incurred in accordance with Section 10.05(f)(ii) hereof after the Effective Date, the Permitted Senior Notes Refinancing Indenture, the Refinancing Notes and all other agreements, instruments, and documents delivered by US Company or any of its Subsidiaries in connection therewith.
“Senior Note Indentures” shall mean collectively, the Mobile Mini Indenture, the Mobile Storage Indenture and the Permitted Senior Notes Refinancing Indenture.
1.3 Amendment to Section 1.01. Section 1.01 is amended by deleting clause (i) of the definition of “Payment Conditions” in its entirety and replacing it with the following:
“either (a) (x) the average daily Total Borrowing Availability over the 90 days prior to the making of such Restricted Payment, Restricted Foreign Funding or Acquisition is greater than $250,000,000, and (y) the Total Borrowing Availability calculated on a pro forma basis before and immediately after giving effect to such Restricted Payment, Restricted Foreign Funding or Acquisition shall be greater than $250,000,000, (b) (x) the average daily Total Borrowing Availability over the 90 days prior to the making of such Restricted Payment, Restricted Foreign Funding or Acquisition is greater than $200,000,000, (y) the Total Borrowing Availability calculated on a pro forma basis before and immediately after giving effect to such Restricted Payment, Restricted Foreign Funding or Acquisition shall be greater than $200,000,000, and (z) before and immediately after giving effect to such Restricted Payment, Restricted Foreign Funding or Acquisition and any Indebtedness incurred in connection therewith, US Company shall be in compliance with the financial covenant set forth in Section 10.26 (Debt Ratio) hereof on a pro forma basis (whether or not Section 10.24 hereof would then require compliance with such covenant) for the most recently ended fiscal quarter for which the financial statements in Section 9.01(b) have been delivered to the Administrative Agent; or (c) (x) the average Total Borrowing Availability over the 90 days prior to the making of such Restricted Payment, Restricted Foreign Funding or Acquisition is greater than $150,000,000, (y) the Total Borrowing Availability calculated on a pro forma basis before and immediately after giving effect to such Restricted Payment, Restricted Foreign Funding or Acquisition shall be greater than $150,000,000, and (z) before and immediately after giving effect to such Restricted Payment, Restricted Foreign Funding or Acquisition and any Indebtedness incurred in connection therewith, US Company shall be in compliance with the financial covenants set forth in Section 10.25 (Fixed Charge Coverage Ratio), Section 10.26 (Debt Ratio) and Section 10.27 (Minimum Utilization) hereof, each calculated on a pro forma basis (whether or not Section 10.24 hereof would then require compliance with such covenants) for the most recently ended fiscal quarter for which the financial statements in Section 9.01(b) have been delivered to the Administrative Agent; and”

1.4 Amendment to Section 10.04(b). Section 10.04(b) is amended by deleting the word “and” before clause (iv), deleting clause (iv) thereof, deleting the “.” at the end of clause (iv) and inserting the following in their place:
“, (iv) US Company may prepay, repurchase or redeem any Indebtedness permitted to be prepaid, repurchased or redeemed pursuant to the Senior Note Documents (including, without limitation, any Indebtedness outstanding under any such Senior Note Documents to the extent so permitted) so long as at the time of such prepayments, repurchases or redemptions, the Payment Conditions shall have been satisfied, and (v) US Company may prepay, repurchase or redeem any Indebtedness outstanding under the Senior Note Documents with the proceeds of any Permitted Senior Notes Refinancing incurred in accordance with Section 10.05(f)”.
1.5 Amendment to Section 10.05(f). Section 10.05(f) is deleted in its entirety and replaced with the following:
“(f) Indebtedness under (i) the Senior Note Documents and (ii) any Permitted Senior Notes Refinancing in respect thereof; provided that in connection with the incurrence of any Permitted Senior Notes Refinancing, immediately following the incurrence of any such Permitted Senior Notes Refinancing, the aggregate amount of all such Indebtedness incurred pursuant to this Section 10.05(f) does not exceed the aggregate principal amount of all such Indebtedness under the Senior Note Documents and any previously incurred Permitted Senior Notes Refinancing thereof (plus accrued and unpaid interest with respect to such Indebtedness and reasonable fees, premium and expenses relating to the applicable extension, renewal or refinancing) immediately prior to the incurrence of any such Permitted Senior Notes Refinancing; provided further that notwithstanding the foregoing, the aggregate amount of all Indebtedness incurred pursuant to this Section 10.05(f) may exceed the aggregate principal amount of all such Indebtedness under the Senior Note Documents and any previously incurred Permitted Senior Notes Refinancing thereof (plus accrued and unpaid interest with respect to such Indebtedness and reasonable fees, premium and expenses relating to the applicable extension, renewal or refinancing) immediately prior to the incurrence of any such Permitted Senior Notes Refinancing so long as (a) the Revolving Loans, if any, shall have been (or shall concurrently be) prepaid in the amount of such excess at the time of the incurrence of any such Permitted Senior Notes Refinancing, and (b) both before and after giving effect to the incurrence of any such Permitted Senior Notes Refinancing, US Company and its Subsidiaries shall be in compliance, on a pro forma basis (after giving effect to such Permitted Senior Notes Refinancing and such other customary adjustments requested by US Company and reasonably acceptable to the Administrative Agent, with the covenant set forth in Section 10.26 (Debt Ratio), as of the last day of the most recently ended fiscal quarter, whether or not a Compliance Period is then in effect;”

2. REPRESENTATIONS AND WARRANTIES. In order to induce the Required Lenders and the Administrative Agent to enter into this Amendment, the US Company and each other Credit Party represents and warrants to each Required Lender and the Administrative Agent that the following statements are true, correct and complete:
2.1 Power and Authority. US Company and each other Credit Party is duly authorized and empowered to enter into this Amendment, and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement as amended hereby.
2.2 No Conflict or Violation or Required Consent or Approval. The execution and delivery of this Amendment, the performance of the obligations of each Credit Party under or in respect of the Credit Agreement as amended hereby, and the consummation of the Senior Note Refinancing do not and will not conflict with or violate (a) any provision of the governing documents of any Credit Party, (b) any Applicable Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Credit Party, or (d) any indenture, agreement or instrument to which any Credit Party is a party or by which any Credit Party (including, without limitation, the Senior Note Indentures), or any property of any of them, is bound, and do not and will not require any consent or approval of any Person (except as has otherwise been obtained prior to the Second Amendment Effective Date).
2.3 Execution, Delivery and Enforceability. This Amendment has been duly executed and delivered by each Credit Party which is a party thereto and are the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.
2.4 No Default or Event of Default. No event has occurred and is continuing or will result from the execution and delivery of this Amendment or the consummation of the Senior Note Refinancing that would constitute a Default or an Event of Default. The Senior Note Refinancing will be conducted in compliance with the terms of the Senior Note Indentures.
2.5 Representations and Warranties. Each of the representations and warranties contained in the Credit Agreement is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Administrative Agent or its counsel (by hand delivery, mail or telecopy or electronic transmission) by, US Company, each other Credit Party and the Required Lenders and only if and when each of the following conditions is satisfied:
3.1 No Default or Event of Default; Accuracy of Representations and Warranties. No Default or Event of Default shall exist and each of the representations and warranties made by the various parties herein and in or pursuant to the Credit Documents shall be true and correct in all material respects as if made on and as of the Second Amendment Effective Date (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date).
3.2 Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and signed on behalf of US Company by the chairman of the Board, the chief executive officer, the president or any vice president of US Company, in form and substance satisfactory to the Administrative Agent.
3.3 Delivery of Documents. The Administrative Agent shall have received such documents as the Administrative Agent may reasonably request in connection with this Amendment.
3.4 Reduction of Commitments. Concurrent with the effectiveness of this Amendment, the Total Unutilized Revolving Loan Commitment shall have been reduced by an amount equal to $50,000,000 in accordance with Section 10 hereof.
4. EFFECT OF AMENDMENT. From and after the date on which this Amendment becomes effective, all references in the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as expressly amended or waived hereby, the Credit Agreement and the other Credit Documents, including the Liens granted thereunder, shall remain in full force and effect, and are hereby ratified and confirmed. Each Credit Party confirms that as amended hereby, each of the Credit Documents is in full force and effect, and that none of the Credit Parties has any defenses, setoffs or counterclaims to its Obligations. Each Credit Party hereby acknowledges and confirms the security interests and Liens granted by it under the Credit Agreement and the other Credit Documents and that such security interests and Liens are valid and subsisting, are not impaired by the execution and delivery of the Second Amendment, and continue without interruption to secure all Obligations now or hereafter outstanding.
5. ACKNOWLEDGMENT AND CONSENT
5.1 Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which is a party (in each case as such terms are defined in the applicable Credit Document).

5.2 Each Guarantor acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement as amended hereby and the Credit Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
5.3 Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
6. AUTHORIZATION. Each Required Lender, by its countersignature hereto, hereby irrevocably authorizes the Administrative Agent and the Collateral Agent to take such action on its behalf under the provisions of this Amendment, the Credit Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder (including, without limitation, the execution and delivery of amendments to any Security Documents) as are required, in the reasonable judgment of the Administrative Agent or Collateral Agent, to give effect to the Second Amendment and the transaction contemplated hereby.
7. EXPENSES. The US Company agrees to promptly reimburse Administrative Agent and Required Lenders on demand for all fees and out-of-pocket costs and expenses, including the fees, out-of-pocket costs and expenses of counsel retained by Administrative Agent and Required Lenders in connection with the negotiation and documentation of this Amendment, and such amounts shall constitute part of the Obligations.
8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
9. CAPTIONS; COUNTERPARTS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

10. REDUCTION OF COMMITMENTS. The US Company hereby elects in accordance with Section 4.02(a) of the Credit Agreement to reduce the Total Unutilized Revolving Loan Commitment by an amount equal to $50,000,000, applied proportionally to permanently reduce the Revolving Loan Commitment of each Lender. Each of the US Company, the Guarantors and the Lenders party hereto acknowledge and agree that (a) notwithstanding the notice provisions set forth in Section 4.02(a) of the Credit Agreement, such reduction shall be effective as of the Second Amendment Effective Date, otherwise in accordance with Section 4.02(a) of the Credit Agreement; and (b) distribution by the Administrative Agent to the Lenders of this Amendment shall constitute notice of such partial termination of the Total Unutilized Revolving Loan Commitment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

US BORROWERS:	MOBILE MINI, INC.

	By:	/s/ Mark E. Funk

Name: Mark E. Funk
Title: Chief Financial Officer

MOBILE STORAGE GROUP, INC.

	By:	/s/ Mark E. Funk

Name: Mark E. Funk
Title: Chief Financial Officer

MSG INVESTMENTS, INC.

	By:	/s/ Mark E. Funk

Name: Mark E. Funk
Title: Chief Financial Officer

MOBILE MINI I, INC.

	By:	/s/ Mark E. Funk

Name: Mark E. Funk
Title: Chief Financial Officer

MOBILE MINI, LLC

	By:	MOBILE MINI, INC., its Sole Member

	By:	/s/ Mark E. Funk Name: Mark E. Funk
Title: Chief Financial Officer

MOBILE MINI, LLC

By: MOBILE MINI, INC., its Sole Member

	By:	/s/ Mark E. Funk Name: Mark E. Funk
Title: Chief Financial Officer
Signature Page to Second Amendment

MOBILE MINI OF OHIO, LLC
By: MOBILE MINI, INC., its Sole Member

	By:	/s/ Mark E. Funk
		Name:	Mark E. Funk
		Title:	Chief Financial Officer

UK BORROWERS:	RAVENSTOCK MSG LIMITED.
	By:	/s/ Mark E. Funk
		Name:	Mark E. Funk
		Title:	Director

MOBILE MINI UK LTD.
	By:	/s/ Mark E. Funk
		Name:	Mark E. Funk
		Title:	Director

GUARANTORS:	MOBILE MINI, INC.
	By:	/s/ Mark E. Funk
		Name:	Mark E. Funk
		Title:	Chief Financial Officer

MOBILE STORAGE GROUP, INC.
	By:	/s/ Mark E. Funk
		Name:	Mark E. Funk
		Title:	Chief Financial Officer

MSG INVESTMENTS, INC.
	By:	/s/ Mark E. Funk
		Name:	Mark E. Funk
		Title:	Chief Financial Officer
Signature Page to Second Amendment

MOBILE MINI DEALER, INC.

By:	/s/ Mark E. Funk

Name: Mark E. Funk
Title: Chief Financial Officer

MOBILE MINI I, INC.

By:	/s/ Mark E. Funk

Name: Mark E. Funk
Title: Chief Financial Officer

MOBILE MINI, LLC

By:	MOBILE MINI, INC., its Sole Member

By:	/s/ Mark E. Funk

Name: Mark E. Funk
Title: Chief Financial Officer

MOBILE MINI, LLC

By:	MOBILE MINI, INC., its Sole Member

By:	/s/ Mark E. Funk

Name: Mark E. Funk
Title: Chief Financial Officer

MOBILE MINI OF OHIO, LLC

By:	MOBILE MINI, INC., its Sole Member

By:	/s/ Mark E. Funk

Name: Mark E. Funk
Title: Chief Financial Officer

A BETTER MOBILE STORAGE COMPANY

By:	/s/ Mark E. Funk

Name: Mark E. Funk
Title: Chief Financial Officer
Signature Page to Second Amendment

MOBILE STORAGE GROUP (TEXAS), L.P.

By: MOBILE STORAGE GROUP, INC., as its General Partner

By:	/s/ Mark E. Funk Name: Mark E. Funk
Title: Chief Financial Officer

RAVENSTOCK MSG LIMITED.

By:	/s/ Mark E. Funk

Name: Mark E. Funk
Title: Director

A ROYAL WOLF PORTABLE STORAGE, INC.

By:	/s/ Mark E. Funk

Name: Mark E. Funk
Title: Chief Financial Officer

TEMPORARY MOBILE STORAGE, INC.

By:	/s/ Mark E. Funk

Name: Mark E. Funk
Title: Chief Financial Officer

MOBILE STORAGE (UK) LIMITED

By:	/s/ Mark E. Funk

Name: Mark E. Funk
Title: Director

RAVENSTOCK (TAM) HIRE LIMITED

By:	/s/ Mark E. Funk

Name: Mark E. Funk
Title: Director
Signature Page to Second Amendment

MOBILE STORAGE UK FINANCE, LP

By:	MOBILE STORAGE GROUP, INC., its General Partner

By:	/s/ Mark E. Funk
	Name:	Mark E. Funk
	Title:	Director

LIKO LUXEMBOURG INTERNATIONAL S.A.R.L.
By:	/s/ Mark E. Funk
	Name:	Mark E. Funk
	Title:	Director

MOBILE MINI UK HOLDINGS LIMITED
By:	/s/ Mark E. Funk
	Name:	Mark E. Funk
	Title:	Director

BOX LEASE LIMITED
By:	/s/ Mark E. Funk
	Name:	Mark E. Funk
	Title:	Director

MOBILE MINI HOLDING B.V.
By:	/s/ Mark E. Funk
	Name:	Mark E. Funk
	Title:	Managing Director

MOBILE MINI B.V.
By:	/s/ Mark E. Funk
	Name:	Mark E. Funk
	Title:	Managing Director
Signature Page to Second Amendment

LENDERS	DEUTSCHE BANK AG NEW YORK BRANCH as Lender
	By:	/s/ Marguerite Sutton
		Name:	Marguerite Sutton
		Title:	Director

	By:	/s/ Carin Keegan
		Name:	Carin Keegan
		Title:	Director

BURDALE CAPITAL FINANCE, INC. as Lender
By:	/s/ Antimo Barbieri
	Name:	Antimo Barbieri
	Title:	Senior Vice President

By:	/s/ Stephen Fuscaldo
	Name:	Stephen Fuscaldo
	Title:	Director

ING Capital LLC as Lender
By:	/s/ William Beddingfield
	Name:	William Beddingfield
	Title:	Managing Director

BANK OF AMERICA, N.A., as Lender
By:	/s/ Jason Riley
	Name:	Jason Riley
	Title:	Senior Vice President

WELLS FARGO CAPITAL FINANCE, LLC as Lender
By:	/s/ Michael P. Baranowski
	Name:	Michael P. Baranowski
	Title:	Vice President

FIFTH THIRD BANK, as Lender
By:	/s/ John T. Penny
	Name:	John T. Penny
	Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION as Lender
By:	/s/ William M. Ginn
	Name:	William M. Ginn
	Title:	Executive Director

ISRAEL DISCOUNT BANK OF NEW YORK as Lender
By:	/s/ Neal Landerer
	Name:	Neal Landerer
	Title:	Vice President

By:	/s/ Jeffrey Ackerman
	Name:	Jeffrey Ackerman
	Title:	Senior Vice President

UPS Capital Corporation as Lender
By:	/s/ William H. Talbot
	Name:	William H. Talbot
	Title:	Director Portfolio Management

BANK OF THE WEST, as Lender
By:	/s/ Cecile Segovia
	Name:	Cecile Segovia
	Title:	Vice President

THE NORTHERN TRUST COMPANY as Lender
By:	/s/ John Lascody
	Name:	John Lascody
	Title:	Second Vice President

JPMorgan Chase Bank, N.A. as Lender
By:	/s/ Teresa B. Keckler
	Name:	Teresa B. Keckler
	Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC. as Lender
By:	/s/ Jennifer Humphrey
	Name:	Jennifer Humphrey
	Title:	Vice President

By:	/s/ James Tregillies
	Name:	James Tregillies
	Title:	Vice President

RBS Business Capital, a division of RBS Asset Finance, Inc. as Lender
By:	/s/ James H. Herzog, Jr.
	Name:	James H. Herzog, Jr.
	Title:	Senior Vice President

HSBC BUSINESS CREDIT (USA), as Lender
By:	/s/ Robert F. Mello
	Name:	Robert F. Mello
	Title:	Vice President

BANK OF ARIZONA, N.A, as Lender
By:	/s/ Kevin R. Gillette
	Name:	Kevin R. Gillette
	Title:	Senior Vice President